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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2005

SEROLOGICALS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-26126 (Commission File Number)	58-2142225 (IRS Employee Identification No.)
5655 Spalding Drive, Norcross, GA Address of Principal Executive Offices)		30092 (Zip Code)

(678) 728-2000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Serologicals Corporation (the "Registrant") held its 2005 Annual Meeting of Stockholders (the "Annual Meeting") on May 11, 2005. At the Annual Meeting, the Registrant's stockholders approved the Serologicals Corporation 2005 Incentive Plan. A copy of the 2005 Incentive Plan is attached hereto as Exhibit 99.1. The Registrant's Proxy Statement for the Annual Meeting described amendments to the compensation arrangements for the Registrant's non-employee directors. Upon the approval of the 2005 Incentive Plan, the amendments became effective. The amendments are reflected in the description of compensation arrangements for non-employee directors which is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(a)
Not applicable.

(b)
Not applicable.

(c)
Exhibits.

Exhibit	Description
99.1	Serologicals Corporation 2005 Incentive Plan
99.2	Serologicals Corporation Description of Compensation Arrangements for Non-Employee Directors dated March 15, 2005

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEROLOGICALS CORPORATION
By:	/s/ PHILIP A. THEODORE Name: Philip A. Theodore Title: Vice President, General Counsel

Date: May 17, 2005

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EXHIBIT INDEX

Number	Description
99.1	Serologicals Corporation 2005 Incentive Plan
99.2	Serologicals Corporation Description of Compensation Arrangements for Non-Employee Directors dated March 15, 2005

4

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SIGNATURES
EXHIBIT INDEX